UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2007

Semiannual Report
to Shareholders

DWS Mid Cap Growth Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.30%, 2.21%, 2.11% and 1.00% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B, C and Institutional shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of DWS Mid Cap Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. On October 23, 2006, Investment Class shares were converted into Class S shares. Any difference in expenses will affect performance.

At the close of business on August 31, 2000, shares of Equity Appreciation — Institutional Class merged into Institutional Class shares of DWS Mid Cap Growth Fund. Equity Appreciation — Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation — Institutional Class shares' actual returns prior to August 31, 2000. Performance for periods after August 31, 2000 reflects the performance of the Mid Cap Growth Fund — Institutional Class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/07
DWS Mid Cap Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	14.01%	3.95%	12.42%	7.86%	11.10%
Class B	13.48%	3.11%	11.56%	7.03%	10.12%
Class C	13.55%	3.17%	11.56%	7.03%	10.12%
Institutional Class	14.11%	4.18%	12.68%	8.15%	11.30%
Russell Midcap™ Growth Index+	11.18%	6.90%	12.41%	9.45%	9.44%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/07	$ 17.90	$ 17.26	$ 17.26	$ 18.20
9/30/06	$ 15.70	$ 15.21	$ 15.20	$ 15.95
Institutional Class Lipper Rankings — Mid-Cap Growth Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	267	of	622	43
3-Year	122	of	497	25
5-Year	125	of	394	32
10-Year	32	of	161	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Mid Cap Growth Fund — Class A [] Russell Midcap Growth Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/07
DWS Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,797	$13,389	$13,761	$27,006
	Average annual total return	-2.03%	10.22%	6.59%	10.45%
Class B	Growth of $10,000	$10,011	$13,686	$13,943	$26,215
	Average annual total return	.11%	11.03%	6.87%	10.12%
Class C	Growth of $10,000	$10,317	$13,886	$14,043	$26,215
	Average annual total return	3.17%	11.56%	7.03%	10.12%
Russell Midcap Growth Index+	Growth of $10,000	$10,690	$14,205	$15,705	$24,655
	Average annual total return	6.90%	12.41%	9.45%	9.44%

The growth of $10,000 is cumulative.

Comparative Results as of 3/31/07
DWS Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,041,800	$1,430,800	$1,479,700	$2,917,200
	Average annual total return	4.18%	12.68%	8.15%	11.30%
Russell Midcap Growth Index+	Growth of $1,000,000	$1,069,000	$1,420,500	$1,570,500	$2,465,500
	Average annual total return	6.90%	12.41%	9.45%	9.44%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 0.97% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Investment Class shares of the DWS Mid Cap Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. On October 23, 2006, Investment Class shares were converted into Class S shares.

Average Annual Total Returns as of 3/31/07
DWS Mid Cap Growth Fund	6-Month+	1-Year	3-Year	5-Year	10-Year
Class S	14.17%	4.23%	12.59%	7.96%	11.15%
Russell Midcap Growth Index+	11.18%	6.90%	12.41%	9.45%	9.44%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

+ Total returns shown for periods less than one year are not annualized.
Net Asset Value
Class S
Net Asset Value: 3/31/07	$ 17.97
9/30/06	$ 15.74
Class S Lipper Rankings — Mid-Cap Growth Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	261	of	622	42

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Mid Cap Growth Fund — Class S [] Russell Midcap Growth Index+

Yearly periods ended March 31
Comparative Results as of 3/31/07
DWS Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,423	$14,272	$14,668	$28,786
	Average annual total return	4.23%	12.59%	7.96%	11.15%
Russell Midcap Growth Index+	Growth of $10,000	$10,690	$14,205	$15,705	$24,655
	Average annual total return	6.90%	12.41%	9.45%	9.44%

The growth of $10,000 is cumulative.

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,140.10	$ 1,134.80	$ 1,135.50	$ 1,141.70	$ 1,141.10
Expenses Paid per $1,000*	$ 6.46	$ 10.64	$ 10.65	$ 5.02	$ 5.34
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,018.90	$ 1,014.96	$ 1,014.96	$ 1,020.24	$ 1,019.95
Expenses Paid per $1,000*	$ 6.09	$ 10.05	$ 10.05	$ 4.73	$ 5.04
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Mid Cap Growth Fund	1.21%	2.00%	2.00%	.94%	1.00%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Robert S. Janis discusses DWS Mid Cap Growth Fund's market environment, performance and strategy during the fund's most recent semiannual period ended March 31, 2007.

Q: How did DWS Mid Cap Growth Fund perform during the most recent six-month period?

A: DWS Mid Cap Growth Fund posted a strong 14.01% total return for its most recent semiannual period ended March 31, 2007, outperforming the 11.18% return of its benchmark, the Russell MidCap™ Growth Index, and the 11.30% average return of its peers, represented by the Lipper Mid-Cap Growth Funds category.1,2 (Fund return is for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 9 for the performance of other share classes and for more complete performance information.)

1 The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Mid-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P MidCap 400® Index. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: What were the major factors affecting stock market performance during the period?

A: In the fourth quarter of last year stocks rallied sharply. Energy prices remained low, the US Federal Reserve Board (the Fed) kept short-term interest rates steady, inflation remained under control and the consensus around a "soft landing" for the US economy paved the way for 2007.3 Amid lower gasoline prices and price cutting by retailers, consumer spending was strong during the 2006 holiday season. The slowdown in the housing market was at least temporarily offset by a firm labor market and stock market. One indicator of a healthy stock market was that initial public offerings of US stocks posted their busiest quarter in seven years during the fourth quarter of 2006. In addition, the Democrats gained a majority in both houses of Congress for the first time since 1994, opening the door for issues such as Sarbanes-Oxley, renewable energy and health care to be re-examined by Congress.

3 A term used to describe a rate of economic growth high enough to avoid recession, but slow enough to avoid high inflation.

In contrast, during the first quarter of 2007, we witnessed two of the biggest short-term declines in the Dow Jones Industrial Average in nearly four years.4 On February 27, a 9% decline in the Shanghai stock market triggered a worldwide retreat in the financial markets on fears that an economic slowdown in China would hurt global growth. The Dow plunged 3.3% on that day, the biggest one-day decline since late March 2003. Comments by former Fed Chairman Alan Greenspan about the possibility of a recession helped contribute to the sell-off. In mid-March, we experienced another large decline in the Dow, sparked by the subprime mortgage crisis (where increasing defaults among subprime mortgage borrowers have caused problems for subprime lenders and in turn, for the banks and Wall Street firms that fund the subprime companies). At its March meeting, the Fed held short-term interest rates steady. It was the sixth consecutive meeting where the Fed did not alter rates after raising rates 17 consecutive times between June 2004 and June 2006 to fight inflation. Surprisingly, the impact of the fallout in the subprime mortgage market was not specifically addressed in the Fed's March 2007 statement, but the Fed used language in its outlook that the market viewed as more positive than that of prior meetings.

4 The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks of major industrial companies. Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: What impact did sector positioning and stock selection have on the fund's results?

A: For the semiannual period, stock selection was extremely positive and drove the fund's outperformance of its benchmark. In general, the fund's holdings in the consumer discretionary, information technology and industrials sectors outpaced their counterparts within the benchmark, while holdings in financials and energy lagged the Index. For the period, sector allocation had a net negative effect within the portfolio. Our underweight to consumer staples helped performance, while an underweight to materials and an overweight to energy detracted from returns.5

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What were the best and worst individual performers for the fund?

A: The top individual security-level contributors to performance during the six-month period included MEMC Electronic Materials, Inc., Coach, Inc. and Terex Corp. MEMC Electronic Materials, within the information technology sector, is a worldwide producer of wafers for the semiconductor industry. Coach, from the textiles, apparel and luxury goods industry, designs and markets high-quality, modern American classic accessories. Terex, a machinery company within the industrials sector, is a global manufacturer of capital equipment for several industries including construction, mining and transportation.

The largest detractors from performance on an individual holdings level included Coldwater Creek, Inc., NutriSystem, Inc. and E*TRADE Financial Corp. Coldwater Creek, a specialty retailer from the consumer discretionary sector, designs and develops sophisticated casual apparel for women age 35 and older. NutriSystem, from the consumer discretionary sector, provides a weight management system and fitness products and services. E*TRADE, from the capital markets industry, is a financial services company offering investing, trading and other related services. This position was eliminated from the portfolio in the first quarter.

Q: In light of the results for the most recent period, how do you view the economy and investment markets at present?

A: Looking ahead, there is concern as to whether or not the recent economic slowdown will be enough to reduce supply pressures and help contain and ultimately lower core inflation without sending the economy into recession. Observers are asking how much of a drag on the economy the ongoing housing correction will be. We continue to expect only modest spillover effects from the housing slowdown and do not expect housing prices to plunge. Given current conditions, we also expect the Fed to continue to remain "on hold", with regard to short-term interest rate adjustments. Because of these factors, we are optimistic that in the coming months investors will reward quality growth companies that possess strong fundamentals. We continue to maintain a long-term perspective, adhering to our time-tested, fundamental, valuation-sensitive investment process, and we believe that our process can continue to work effectively in the current market environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/07	9/30/06

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/07	9/30/06

Consumer Discretionary	25%	23%
Information Technology	22%	18%
Health Care	16%	18%
Industrials	16%	12%
Financials	11%	14%
Energy	7%	11%
Telecommunication Services	2%	2%
Materials	1%	—
Consumer Staples	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2007 (40.6% of Net Assets)
1. Polo Ralph Lauren Corp. Designer and marketer of apparel, accessories and fragrances	5.3%
2. Coach, Inc. Designer, producer and marketer of leather goods	5.1%
3. MEMC Electronic Materials, Inc. Manufacturer of semiconductors and equipment	5.0%
4. Terex Corp. Diversified global manufacturer in mining and heavy-duty trucks and cranes	4.2%
5. Urban Outfitters, Inc. Operator of retail and wholesale merchandise to customer niches	4.0%
6. Affiliated Managers Group, Inc. Operator of integrated asset management services	3.9%
7. Akamai Technologies, Inc. Provider of global internet content delivery services	3.6%
8. NutriSystem, Inc. Operates an on-line weight loss community	3.3%
9. Oshkosh Truck Corp. Manufacturer of specialized motor vehicles for commercial and military purposes	3.1%
10. Roper Industries, Inc. Manufactures industrial, fluid handling and analytical instrumentation products worldwide	3.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 96.6%
Consumer Discretionary 24.0%
Internet & Catalog Retail 3.3%
NutriSystem, Inc.* (a)	781,000	40,932,210
Specialty Retail 10.3%
Abercrombie & Fitch Co. "A"	220,400	16,679,872
Coldwater Creek, Inc.* (a)	1,218,500	24,711,180
Guess?, Inc.	911,700	36,914,733
Urban Outfitters, Inc.*	1,893,300	50,191,383
		128,497,168
Textiles, Apparel & Luxury Goods 10.4%
Coach, Inc.* (a)	1,272,700	63,698,635
Polo Ralph Lauren Corp.	753,100	66,385,765
		130,084,400
Energy 7.2%
Energy Equipment & Services 2.2%
National-Oilwell Varco, Inc.*	161,300	12,547,527
Rowan Companies, Inc.	471,600	15,312,852
		27,860,379
Oil, Gas & Consumable Fuels 5.0%
Southwestern Energy Co.*	755,100	30,943,998
Ultra Petroleum Corp.*	578,400	30,730,392
		61,674,390
Financials 10.6%
Capital Markets 8.7%
Affiliated Managers Group, Inc.* (a)	448,500	48,594,975
Jefferies Group, Inc.	456,600	13,218,570
Nuveen Investments "A"	478,900	22,651,970
T. Rowe Price Group, Inc.	519,600	24,519,924
		108,985,439
Diversified Financial Services 1.9%
Nasdaq Stock Market, Inc.* (a)	796,200	23,416,242
Health Care 15.5%
Biotechnology 1.0%
Cephalon, Inc.* (a)	169,500	12,070,095
Health Care Equipment & Supplies 7.3%
Cytyc Corp.*	615,300	21,049,413
Hologic, Inc.* (a)	456,100	26,289,604
Kyphon, Inc.* (a)	445,400	20,105,356
Mentor Corp. (a)	516,600	23,763,600
		91,207,973
Health Care Providers & Services 4.3%
AMERIGROUP Corp.* (a)	769,800	23,401,920
Pediatrix Medical Group, Inc.*	525,400	29,979,324
		53,381,244
Life Sciences Tools & Services 2.9%
Thermo Fisher Scientific, Inc.* (a)	783,600	36,633,300
Industrials 15.3%
Aerospace & Defense 1.4%
BE Aerospace, Inc.*	559,300	17,729,810
Electrical Equipment 3.1%
Roper Industries, Inc.	696,500	38,223,920
Machinery 9.4%
Joy Global, Inc.	597,200	25,619,880
Oshkosh Truck Corp.	736,100	39,013,300
Terex Corp.*	723,000	51,882,480
		116,515,660
Trading Companies & Distributors 1.4%
WESCO International, Inc.* (a)	282,000	17,703,960
Information Technology 20.8%
Communications Equipment 5.6%
Comverse Technologies, Inc.*	1,773,800	37,870,630
F5 Networks, Inc.* (a)	480,200	32,019,736
		69,890,366
Computers & Peripherals 2.3%
Network Appliance, Inc.* (a)	779,500	28,467,340
Internet Software & Services 6.1%
Akamai Technologies, Inc.*	910,900	45,472,128
Digital River, Inc.*	553,800	30,597,450
		76,069,578
IT Services 1.8%
Cognizant Technology Solutions Corp. "A"* (a)	259,200	22,879,584
Semiconductors & Semiconductor Equipment 5.0%
MEMC Electronic Materials, Inc.*	1,026,000	62,155,080
Software 0.0%
Glu Mobile, Inc.* (a)	18,800	188,000
Materials 1.1%
Metals & Mining
Allegheny Technologies, Inc.	132,400	14,125,756
Telecommunication Services 2.1%
Wireless Telecommunication Services
NII Holdings, Inc.* (a)	351,300	26,059,434
Total Common Stocks (Cost $861,350,182)		1,204,751,328

Securities Lending Collateral 22.2%
Daily Assets Fund Institutional, 5.35% (b) (c) (Cost $276,597,630)	276,597,630	276,597,630

Cash Equivalents 2.3%
Cash Management QP Trust, 5.33% (d) (Cost $29,128,857)	29,128,857	29,128,857
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,167,076,669)+	121.1	1,510,477,815
Other Assets and Liabilities, Net (a)	(21.1)	(262,688,956)
Net Assets	100.0	1,247,788,859
* Non-income producing security
+ The cost for federal income tax purposes was $1,167,165,724. At March 31, 2007, net unrealized appreciation for all securities based on tax cost was $343,312,091. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $356,895,736 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,583,645.
(a) All or a portion of these securities were on loan amounting to $244,999,254. In addition, included in other assets and liabilities are pending sales, amounting to $29,231,109, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2007 amounted to $269,741,318 which is 21.6% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $861,350,182) — including $244,999,254 of securities loaned	$ 1,204,751,328
Investment in Daily Assets Fund Institutional (cost $276,597,630)*	276,597,630
Investment in Cash Management QP Trust (cost $29,128,857)	29,128,857
Total investments in securities, at value (cost $1,167,076,669)	1,510,477,815
Receivable for investments sold	29,231,109
Receivable for Fund shares sold	1,320,581
Dividends receivable	220,790
Interest receivable	195,714
Other assets	96,280
Total assets	1,541,542,289
Liabilities
Cash Overdraft	4,479,045
Payable for investments purchased	6,666,068
Payable for Fund shares redeemed	3,748,335
Accrued management fee	669,393
Payable upon return of securities loaned	276,597,630
Other accrued expenses and payables	1,592,959
Total liabilities	293,753,430
Net assets, at value	$ 1,247,788,859
Net Assets
Net assets consist of: Accumulated net investment loss	(4,364,853)
Net unrealized appreciation (depreciation) on investments	343,401,146
Accumulated net realized gain (loss)	(49,336,206)
Paid-in capital	958,088,772
Net assets, at value	$ 1,247,788,859
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($554,175,106 ÷ 30,965,776 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 17.90
Maximum offering price per share (100 ÷ 94.25 of $17.90)	$ 18.99

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($36,701,805 ÷ 2,125,923 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 17.26

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,965,135 ÷ 1,678,510 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 17.26
Class S Net Asset Value, offering and redemption price(a) per share ($255,142,880 ÷ 14,199,847 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 17.97

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($372,803,933 ÷ 20,485,959 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 18.20
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $315)	$ 1,674,236
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	253,668
Interest — Cash Management QP Trust	931,558
Total Income	2,859,462
Expenses: Management fee	3,968,757
Distribution and shareholder servicing fees	1,016,357
Services to shareholders	1,591,148
Administration fee	640,683
Auditing	28,354
Legal	17,480
Trustees' fees and expenses	23,096
Reports to shareholders	87,102
Registration fees	45,948
Custodian fees	19,936
Other	32,539
Total expenses before expense reductions	7,471,400
Expense reductions	(250,750)
Total expenses after expense reductions	7,220,650
Net investment income (loss)	(4,361,188)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	112,945,746
Net unrealized appreciation (depreciation) during the period on investments	60,395,942
Net gain (loss) on investment transactions	173,341,688
Net increase (decrease) in net assets resulting from operations	$ 168,980,500

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006
Operations: Net investment income (loss)	$ (4,361,188)	$ (11,085,012)
Net realized gain (loss) on investment transactions	112,945,746	77,332,518
Net unrealized appreciation (depreciation) during the period on investment transactions	60,395,942	(24,565,781)
Net increase (decrease) in net assets resulting from operations	168,980,500	41,681,725
Fund share transactions: Proceeds from shares sold	65,590,986	193,154,624
Cost of shares redeemed	(240,922,559)	(338,078,369)
Redemption fees	48,099	124,537
Net increase (decrease) in net assets from Fund share transactions	(175,283,474)	(144,799,208)
Increase (decrease) in net assets	(6,302,974)	(103,117,483)
Net assets at beginning of period	1,254,091,833	1,357,209,316
Net assets at end of period (including accumulated net investment loss of $4,364,853 and $3,665, respectively)	$ 1,247,788,859	$ 1,254,091,833

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.70	$ 15.17	$ 12.06	$ 11.46	$ 9.31	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.14)[f]	(.12)	(.10)	(.08)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.26	.67	3.23	.70	2.23	(2.17)
Total from investment operations	2.20	.53	3.11	.60	2.15	(2.18)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 17.90	$ 15.70	$ 15.17	$ 12.06	$ 11.46	$ 9.31
Total Return (%)[d,e]	14.01**	3.49[f]	25.79	5.24	23.09	(18.97)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	554	528	587	242	212.6
Ratio of expenses before expense reductions (%)	1.22*	1.35	1.31	1.35	1.34	1.48*
Ratio of expenses after expense reductions (%)	1.21*	1.29	1.25	1.25	1.25	1.25*
Ratio of net investment income (loss) (%)	(.76)*	(.90)[f]	(.83)	(.86)	(.74)	(.63)*
Portfolio turnover rate (%)	47*	53	83	116	82	120[g]
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return does not reflect the effect of any sales charges.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[g] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.21	$ 14.81	$ 11.86	$ 11.35	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[c]	(.13)	(.25)[f]	(.22)	(.19)	(.15)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.18	.65	3.17	.70	2.21	(2.17)
Total from investment operations	2.05	.40	2.95	.51	2.06	(2.20)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 17.26	$ 15.21	$ 14.81	$ 11.86	$ 11.35	$ 9.29
Total Return (%)[d,e]	13.48**	2.70[f]	24.87	4.49	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	40	56	9	6.3
Ratio of expenses before expense reductions (%)	2.24*	2.21	2.05	2.10	2.09	2.22*
Ratio of expenses after expense reductions (%)	2.00*	2.04	2.00	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.55)*	(1.65)[f]	(1.58)	(1.61)	(1.49)	(1.38)*
Portfolio turnover rate (%)	47*	53	83	116	82	120[g]
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return does not reflect the effect of any sales charges.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[g] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.20	$ 14.80	$ 11.85	$ 11.35	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[c]	(.13)	(.25)[f]	(.22)	(.19)	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.19	.65	3.17	.69	2.22	(2.17)
Total from investment operations	2.06	.40	2.95	.50	2.06	(2.20)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 17.26	$ 15.20	$ 14.80	$ 11.85	$ 11.35	$ 9.29
Total Return (%)[d,e]	13.55**	2.70[f]	24.89	4.41	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	28	34	8	5.1
Ratio of expenses before expense reductions (%)	2.10*	2.09	2.05	2.10	2.09	2.20*
Ratio of expenses after expense reductions (%)	2.00*	2.04	2.00	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.55)*	(1.65)[f]	(1.58)	(1.61)	(1.49)	(1.38)*
Portfolio turnover rate (%)	47*	53	83	116	82	120[g]
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return does not reflect the effect of any sales charges.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[g] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.74	$ 15.18	$ 13.66
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.11)[e]	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.27	.67	1.58
Total from investment operations	2.23	.56	1.52
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 17.97	$ 15.74	$ 15.18
Total Return (%)[d]	14.17**	3.69[e]	11.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	255	213	223
Ratio of expenses before expense reductions (%)	1.02*	1.11	1.13*
Ratio of expenses after expense reductions (%)	.94*	1.08	1.06*
Ratio of net investment income (loss) (%)	(.49)*	(.69)[e]	(.57)*
Portfolio turnover rate (%)	47*	53	83
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period February 1, 2005 (commencement of operations of Class S shares) to September 30, 2005.
[c] Based on average shares outstanding during period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 15.95	$ 15.38	$ 12.19	$ 11.55	$ 9.36	$ 10.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.11)[d]	(.08)	(.08)	(.05)	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.30	.68	3.27	.72	2.24	(1.29)
Total from investment operations	2.25	.57	3.19	.64	2.19	(1.33)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 18.20	$ 15.95	$ 15.38	$ 12.19	$ 11.55	$ 9.36
Total Return (%)[c]	14.11**	3.71[d]	26.17	5.54	23.40	(12.44)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	373	412	417	328	323	164
Ratio of expenses before expense reductions (%)	1.02*	1.08	1.06	1.10	1.09	1.14[e]
Ratio of expenses after expense reductions (%)	1.00*	1.04	1.00	1.00	1.00	1.00[e]
Ratio of net investment income (loss) (%)	(.55)*	(.65)[d]	(.58)	(.61)	(.49)	(.30)
Portfolio turnover rate (%)	47*	53	83	116	82	120[f]
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[e] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[f] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Mid Cap Growth Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. On October 23, 2006, Investment Class shares were converted into Class S shares. On November 20, 2006, the Fund's former Class R shares were converted into Class A shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2006, the Fund had a net tax basis capital loss carryforward of approximately $162,193,000, including approximately $146,248,000 inherited from mergers into the Fund in 2004 and 2005, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until the expiration dates which range from September 30, 2010, to September 30, 2012, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. Due to certain limitations under Sections 382-384 of the Internal Revenue Code, approximately $16,956,000 of inherited capital loss carryforwards cannot be used by the Fund, and is not included in the capital loss carryforward of $162,193,000 disclosed above.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from October 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $292,489,989 and $482,432,305, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee, based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

First $500 million of the Fund's average daily net assets	.650%
Next $1 billion of such net assets	.600%
Next $2.5 billion of such net assets	.550%
Next $2.5 billion of such net assets	.540%
Next $2.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.520%
Over $11.5 billion of such net assets	.510%

Accordingly, for the six months ended March 31, 2007 the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.62% of the Fund's average daily net assets.

For the period from October 1, 2006 through January 31, 2009, and from October 1, 2007 through January 31, 2009 for Class S shares, the Advisor contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund (excluding expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.05%
Institutional Class	1.00%

For Class S shares, effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 0.94%.

Administration Fee. Pursuant to an Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administrative Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2007, the Advisor received an Administration Fee of $640,683, of which $104,124 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, Investment (through October 23, 2006), R (through November 20, 2006) and Institutional Class shares. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SCC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the current transfer agency agreement for the Fund, except for the named transfer agent. For the six months ended March 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2007
Class A	$ 444,266	$ 34,883	$ 238,436
Class B	89,432	47,537	88,390
Class C	47,416	15,252	22,994
Class R	1,028	264	—
Class S	268,838	102,654	67,296
Institutional Class	190,980	50,038	56,105
	$ 1,041,960	$ 250,628	$ 473,221

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of Class R shares (through November 20, 2006) and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2007
Class B	$ 147,718	$ 23,760
Class C	110,708	18,364
Class R	849	—
	$ 259,275	$ 42,124

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders and for Class R (through November 20, 2006) shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2007	Annualized Effective Rate
Class A	$ 672,311	$ 115,116.24%
Class B	48,237	7,800.25%
Class C	35,738	5,389.24%
Class R	796	—	.23%
	$ 757,082	$ 128,305

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2007 aggregated $13,140.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2007, the CDSC for the Fund's Class B and C shares was $59,211 and $385, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2007, DWS-SDI received $900.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,280, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2007, the Fund's custodian fees were reduced by $122 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,540,577	$ 26,447,756	5,278,053	$ 83,922,354
Class B	81,282	1,345,853	325,483	5,010,751
Class C	126,205	2,091,806	395,579	6,098,445
Investment Class*	14,452	230,129	742,378	11,671,221
Class R*	6,495	105,619	141,002	2,204,994
Class AARP*	—	—	179,573	2,964,597
Class S	575,723	9,883,162	807,171	12,973,057
Institutional Class	1,438,671	25,486,661	4,210,722	68,309,205
		$ 65,590,986		$ 193,154,624
Shares redeemed
Class A	(4,328,385)	$ (74,113,193)	(10,376,337)	$ (159,521,026)
Class B	(599,495)	(9,922,828)	(1,449,141)	(22,186,011)
Class C	(321,764)	(5,340,421)	(797,494)	(12,222,990)
Investment Class*	(31,295)	(508,820)	(1,260,156)	(20,806,593)
Class R*	(5,425)	(88,849)	(87,947)	(1,395,408)
Class AARP*	—	—	(91,659)	(1,440,831)
Class S	(1,844,278)	(31,858,983)	(2,171,041)	(34,102,196)
Institutional Class	(6,767,746)	(119,089,465)	(5,488,690)	(86,403,314)
		$ (240,922,559)		$ (338,078,369)
Shares converted*,+
Class A	151,244	$ 2,572,738		$
Investment Class	(1,920,335)	(31,026,673)
Class R	(152,283)	(2,572,738)
Class AARP	—	—	(235,560)	(4,843,874)
Class S	1,917,604	31,026,673	235,626	4,843,874
		$ —		$ —
Redemption fees		$ 48,099		$ 124,537
Net increase (decrease)
Class A	(2,636,564)	$ (45,068,067)	(5,098,253)	$ (75,539,767)
Class B	(518,213)	(8,576,208)	(1,123,657)	(17,174,660)
Class C	(195,559)	(3,248,613)	(401,915)	(6,123,837)
Investment Class*	(1,937,178)	(31,305,364)	(517,778)	(9,126,931)
Class R*	(151,213)	(2,555,968)	53,055	810,624
Class AARP*	—	—	(147,646)	(3,319,820)
Class S	649,049	9,053,987	(1,128,242)	(16,275,138)
Institutional Class	(5,329,075)	(93,583,241)	(1,277,968)	(18,049,679)
		$ (175,283,474)		$ (144,799,208)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund, the conversion of Investment Class shares of the Fund into Class S shares of the Fund and the conversion of Class R shares of the Fund into Class A shares of the Fund. The conversions were completed on July 14, 2006, October 23, 2006 and November 20, 2006, respectively, and the shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received from the Advisor its settlement portion of $161,678 which was equivalent to $0.002 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

In December 2006, the Board approved an amended and restated investment management agreement with DIMA in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services. The Board also considered that the terms of the agreement with DIMA were substantially identical to the terms of the fund's prior agreement with DAMI. A discussion of factors considered by the Board in determining to approve the continuation the fund's prior investment management agreement with DAMI in September 2006 in connection with the Board's annual review of the fund's contractual arrangements is included in the fund's report for the period ended September 30, 2006.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SMCAX	SMCBX	SMCCX	BTEAX
CUSIP Number	23336Y 508	23336Y 607	23336Y 706	23336Y 805
Fund Number	483	683	783	583
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SMCSX
Fund Number	2383

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Mid Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007